                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2007

                           CRUSADE MANAGEMENT LIMITED,
                                on behalf of the
                       CRUSADE GLOBAL TRUST NO. 1 OF 2007
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  New South Wales, Australia            333-128920-02                N/A
-------------------------------   ------------------------   -------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

              Level 4, 4-16 Montgomery Street
                Kogarah NSW 2217, Australia                           N/A
          ---------------------------------------                 ----------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                 (ZIP CODE)

                                 (612) 9952-1315
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
             ------------------------------------------------------
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8--OTHER EVENTS.

ITEM 8.01. OTHER EVENTS.

On March 15, 2007, the Registrant caused the issuance and sale of Crusade Global
Trust No. 1 of 2007 Mortgage Backed Floating Rate Notes, Class A-1 Notes (the
"Class A-1 Notes"), pursuant to the terms the Supplementary Terms Notice, dated
March 13, 2007 among Crusade Management Limited (the "Manager"), Perpetual
Trustees Consolidated Limited, in its capacity as trustee (the "Issuer Trustee")
of the Crusade Global Trust No. 1 of 2007 (the "Trust"), St.George Bank Limited
("St.George"), as servicer, approved seller and indemnifier, St.George Custodial
Pty Limited, as custodian (the "Custodian"), P.T. Limited, as security trustee
(the "Security Trustee") and Deutsche Bank Trust Company Americas, as note trustee (the "Note Trustee") (the "Supplementary Terms Notice"), which incorporates certain of the terms and provisions of the Master Trust Deed, dated
March 14, 1998 between St.George, the Manager and the Issuer Trustee (the
"Master Trust Deed"), and which sets forth the specific provisions regarding the
Trust and details the terms of the Class A-1 Notes. The Note Trust Deed, dated
March 13, 2007 between, among others, the Issuer Trustee, the Manager, the Note
Trustee, the Security Trustee and Deutsche Bank Trust Company Americas, as
calculation agent and principal paying agent (the "Note Trust Deed") provides for the issuance of the Class A-1 Notes in accordance with the terms and conditions attached thereto, along with the Agency Agreement, dated March 13,
2007 between, among others, the Issuer Trustee, the Manager, the Note Trustee and Deutsche Bank Trust Company Americas, as principal paying agent, calculation agent and Class A-1 note registrar (the "Agency Agreement").

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits: The following execution copies of Exhibits to the Form S-3
          Registration Statement of the Registrant are hereby filed:

               1.1  Underwriting Agreement, dated March 8, 2007, among the
                    Manager, St.George, the Issuer Trustee and Credit Suisse
                    Securities (USA) LLC, for itself and as representative of
                    the underwriters named therein.

               4.2  Supplementary Terms Notice dated March 13, 2007 between, among others, the Issuer Trustee, the Manager, St.George,
                    the Security Trustee and the Note Trustee.

               4.3  Security Trust Deed dated March 5, 2007 between the Issuer
                    Trustee, the Manager, the Security Trustee and the Note
                    Trustee.

               4.4  Note Trust Deed dated March 13, 2007 between, among others, the Issuer Trustee, the Security Trustee, the Manager and
                    Deutsche Bank Trust Company Americas.

               4.5  Agency Agreement dated March 13, 2007 between, among others, the Issuer Trustee, the Manager and Deutsche Bank Trust
                    Company Americas (as principal paying agent, calculation
                    agent, Note Trustee and Class A-1 note registrar).

               10.3 Basis Swap Schedule and the Confirmation each dated March
                    13, 2007, between the Issuer Trustee, the Manager and
                    St.George relating to an ISDA Master Agreement.

               10.4 Fixed Floating Rate Swap Schedule and the Confirmation each dated March 13, 2007, between the Issuer Trustee, the
                    Manager and St.George relating to an ISDA Master Agreement.

               10.5 USD Currency Swap Schedule, Credit Support Annex and
                    Confirmation each dated March 13, 2007, between the Issuer
                    Trustee, the Manager and National Westminster Bank Plc
                    relating to an ISDA Master Agreement.

               10.8 Lenders Mortgage Insurance Policy dated March 13, 2007 issued by PMI Mortgage Insurance Limited ("PMI") in favor of the Issuer Trustee and St.George.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRUSADE MANAGEMENT LIMITED

                                        By: /s/ Jeff Sheehan
                                            ------------------------------------
                                        Name: Jeff Sheehan
                                        Title: General Manager

Dated: March 15, 2007

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
   1.1        Underwriting Agreement, dated March 8, 2007, among the Manager,
              St.George, the Issuer Trustee and Credit Suisse Securities (USA)
              LLC, for itself and as representative of the underwriters named therein.

   4.2        Supplementary Terms Notice dated March 13, 2007 between, among others, the Issuer Trustee, the Manager, St.George, the Security
              Trustee and the Note Trustee.

   4.3        Security Trust Deed dated March 5, 2007 between the Issuer
              Trustee, the Manager, the Security Trustee and the Note Trustee.

   4.4        Note Trust Deed dated March 13, 2007 between, among others, the
              Issuer Trustee, the Security Trustee, the Manager and Deutsche
              Bank Trust Company Americas.

   4.5        Agency Agreement dated March 13, 2007 between, among others, the
              Issuer Trustee, the Manager and Deutsche Bank Trust Company
              Americas (as principal paying agent, calculation agent, Note
              Trustee and Class A-1 note registrar).

   10.3       Basis Swap Schedule and the Confirmation each dated March 13,
              2007, between the Issuer Trustee, the Manager and St.George relating to an ISDA Master Agreement.

   10.4       Fixed Floating Rate Swap Schedule and the Confirmation each dated
              March 13, 2007, between the Issuer Trustee, the Manager and
              St.George relating to an ISDA Master Agreement.

   10.5       USD Currency Swap Schedule, Credit Support Annex and Confirmation
              each dated March 13, 2007, between the Issuer Trustee, the Manager and National Westminster Bank Plc relating to an ISDA Master
              Agreement.

   10. 8      Lenders Mortgage Insurance Policy dated March 13, 2007 issued by
              PMI Mortgage Insurance Limited ("PMI") in favor of the Issuer
              Trustee and St.George.